Exhibit 31.2
CERTIFICATION OF
CHIEF FINANCIAL OFFICER
PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 302 OF THE
SARBANES-OXLEY ACT OF 2002
I, David G. Burke, certify that:
1. I have reviewed this Annual Report on Form 10-K/A for the fiscal year ended December 27, 2009, of Diversified Restaurant Holdings, Inc; and
2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

Dated: April 23, 2010	DIVERSIFIED RESTAURANT HOLDINGS, INC.
	By:	/s/ David G. Burke
David G. Burke